Exhibit 10.17

AMERICAN REALTY CAPITAL V, LLC
405 PARK AVENUE, 15TH FLOOR, NEW YORK, NY 10022
T: (212) 415-6500 F: (212) 421-5799

August 14, 2013

BY ELECTRONIC MAIL

OLMC Partners, LLC
5215 Old Orchard Road
Suite 625
Skokie, IL 60077
Attention: Brian Howard
Email: BHoward@stageequity.com

Re:
Agreement for Purchase and Sale of Real Property, having an effective date of July 15, 2013, by and between American Realty Capital V, LLC, a Delaware limited liability company (together with its successors and assigns, “Buyer”), and OLMC Partners, LLC, a Delaware limited liability company (“Seller), as amended by letter agreement, dated July 18, 2013, and effective July 23, 2013, by and between Buyer and Seller (as amended, the “Agreement”)

Dear Mr. Howard:

Reference is made to the Agreement. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

This letter agreement shall serve to memorialize the following matters:

1.	Notwithstanding anything to the contrary contained in the Agreement, the Due Diligence Period shall expire at 11:59 PM EDT on August 16, 2013.

Except as expressly modified by this letter agreement, the terms, covenants and conditions of the Agreement shall remain in full force and effect, and shall be unmodified.
This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this letter agreement which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this letter agreement to the other party upon request.

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OLMC Partners, LLC
August 14, 2013

Please acknowledge Seller’s agreement to and acceptance of the terms hereof by countersigning this letter agreement on behalf of Seller in the space provided below.

Sincerely,
AMERICAN REALTY CAPITAL V, LLC
By: /s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: President

AGREED TO AND ACCEPTED
AS OF AUGUST 14, 2013:

OLMC PARTNERS, LLC, a Delaware limited liability company By: MM-OLMC Partners, LLC
By: /s/ Edward W. Ross
Name: Edward W. Ross
Title: Managing Member

Cc:    Michael Z. Margolies (by Electronic Mail)
Jesse Galloway (by Electronic Mail)